Exhibit 10.32

ASSIGNMENT AND BILL OF SALE

THIS ASSIGNMENT AND BILL OF SALE (this “Agreement”) is made as of December 20, 2017, by and among Advent Private Equity Fund III A, Advent Private Equity Fund III B, Advent Private Equity Fund III C, Advent Private Equity Fund III D, Advent Private Equity Fund III & Co KG, Advent Private Equity Fund III Affiliates, Advent Management III Limited Partnership, Advent Private Equity Fund IV, and Advent Management IV Limited Partnership (collectively, the “Assignors”), and Palladio Biosciences, Inc., a Delaware corporation (the “Assignee”). Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement (defined below).

Background

WHEREAS, pursuant to that certain Agreement and Plan of Merger dated December 28, 2011 (the “Purchase Agreement”), by and among Cornerstone Therapeutics Inc., a Delaware corporation (the “Buyer”), Cohesion Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Buyer, Cardiokine, Inc., a Delaware corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Indemnification Representative, Assignors, as stockholders of the Company, may be entitled to certain “Contingent Consideration” as such term is defined in the Purchase Agreement.

WHEREAS, Assignors desire to assign, transfer and convey to Assignee, all of their rights, title and interest in the right to receive the Contingent Consideration, and any other payments that Assignors, as stockholders of the Company, would be entitled to receive under the Purchase Agreement (collectively, the “Assigned Rights”).

Terms

NOW, THEREFORE, for FIVE THOUSAND DOLLARS ($5,000) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the Assignors and the Assignee agree as follows:

1.    Assignment. The Assignors hereby sell, assign, transfer, convey and deliver to the Assignee all of the Assignors’ right, title, benefit, privileges, interests and options in, to and under the Assigned Rights, including any Contingent Consideration under Section 2.5 and the rights to distributions under Section 2.6 of the Purchase Agreement. Assignors represent that they are the sole owner of the Assigned Rights free and clear of any liens (other than as provided for in the Purchase Agreement), and that they have the right to transfer the Assigned Rights to Assignee. EXCEPT FOR THE PRECEDING SENTENCE, THE ASSIGNED RIGHTS ARE BEING TRANSFERRED AS IS AND THE ASSIGNORS MAKE NO REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND ASSIGNEE SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE.

2.    Further Acts and Agreements. From time to time after the date hereof and without further consideration, the Assignors shall, upon the request of the Assignee, execute and deliver such documents and instruments of conveyance and transfer as the Assignee may reasonably request in order to more fully effectuate the assignment of the Assignors’ right, title, benefit, privileges, interests and options in, to and under each of the Assigned Rights, including, but not limited to, assignment and novation agreements duly executed by the Assignors and all relevant third parties to give full force and effect to such assignment or transfer, as the Assignee shall deem necessary or appropriate to vest in Assignee good and marketable title to the Assigned Rights.

3.    Miscellaneous.

(a)     Binding Effect. This Agreement and the rights and obligations arising hereunder is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and permitted assigns.

(b)     Governing Law. This Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of New Jersey, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws of such State of New Jersey or any other jurisdiction.

(c)     Amendment. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party hereto, or in the case of a waiver, by the party against which the waiver is to be effective.

(d)     Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

(e)     Legal Fees. Upon the execution of this Agreement, all legal fees and expenses of Assignors in connection with the consummation of the transactions contemplated by this Agreement shall be reimbursed by Assignee in an amount not to exceed Two Thousand Dollars ($2,000).

[Signatures on the Following Page]

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Assignment and Bill of Sale as of the day and year first written above.

ASSIGNORS:

ADVENT PRIVATE EQUITY FUND III A LP

By:	/s/ L Gabb
	Name:	L Gabb
	Title:	Partner, Advent Venture Partners LLP, as Manager

ADVENT PRIVATE EQUITY FUND III B LP

By:	/s/ L Gabb
	Name:	L Gabb
	Title:	Partner, Advent Venture Partners LLP, as Manager

ADVENT PRIVATE EQUITY FUND III C LP

By:	/s/ L Gabb
	Name:	L Gabb
	Title:	Partner, Advent Venture Partners LLP, as Manager

ADVENT PRIVATE EQUITY FUND III D LP

By:	/s/ L Gabb
	Name:	L Gabb
	Title:	Partner, Advent Venture Partners LLP, as Manager

[Signature Page to Assignment and Bill of Sale]

ADVENT PRIVATE EQUITY FUND III GMBH & CO KG

By:	/s/ L Gabb
	Name:	L Gabb
	Title:	Partner, Advent Venture Partners LLP, as Manager

ADVENT PRIVATE EQUITY FUND III AFFILIATES LP

By:	/s/ L Gabb
	Name:	L Gabb
	Title:	Partner, Advent Venture Partners LLP, as Manager

ADVENT MANAGEMENT III LP

By:	/s/ L Gabb
	Name:	L Gabb
	Title:	Partner, Advent Venture Partners LLP, as Manager

ADVENT PRIVATE EQUITY FUND IV LP

By:	/s/ L Gabb
	Name:	L Gabb
	Title:	Partner, Advent Venture Partners LLP, as Manager

ADVENT MANAGEMENT IV LP

By:	/s/ L Gabb
	Name:	L Gabb
	Title:	Partner, Advent Venture Partners LLP, as Manager

[Signature Page to Assignment and Bill of Sale]

ASSIGNEE:

PALLADIO BIOSCIENCES, INC.

By:	/s/ Lorenzo Pellegrini
	Name:	Lorenzo Pellegrini
	Title:	President and CEO

[Signature Page to Assignment and Bill of Sale]

Entity	Shares	% of Advent Shares
Advent Private Equity Fund III A	5,345,641	35.64%
Advent Private Equity Fund III B	2,619,399	17.46%
Advent Private Equity Fund III C	730,674	4.87%
Advent Private Equity Fund III D	1,437,223	9.58%
Advent Private Equity Fund III & Co KG	206,795	1.38%
Advent Private Equity Fund III Affiliates	172,329	1.15%
Advent Management Ill Limited Partnership	51,699	0.34%

Total Fund III	10,563,760	70.43%

Advent Private Equity Fund IV	4,392,317	29.28%
Advent Management IV Limited Partnership	43,923	0.29%

Total Fund IV	4,436,240	29.57%

Total Advent	15,000,000	100.00%